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                                                                    Exhibit 10.5


                        FIRST AMENDMENT TO LOAN AGREEMENT


                     THIS FIRST AMENDMENT TO LOAN AGREEMENT
    ("Amendment"), entered this 20th day of September, 2002, by and between
         Metropolitan Financial Corp., ("Borrower"), Sky Bank ("Bank")
                       and Robert M. Kaye ("Guarantor").

                                   WITNESSETH:

         WHEREAS, Bank and Borrower entered into a Loan Agreement, dated as of September 12, 2002 ("Loan Agreement"), which was guaranteed by Guarantor as set forth in that certain Guaranty dated that same date; and,

         WHEREAS, subsequent to the execution of the Loan Agreement, Borrower discovered that an error occurred with respect to the program Borrower utilizes to value its mortgage servicing rights, which resulted in the use of incorrect prepayment speed assumptions (the "Error"). This Error resulted in an estimated value of Borrower's mortgage servicing rights of $13.0 million to $15.0 million for the period ended August 31, 2002, not the $23 million indicated in our internal financial reports as of that date, and also likely affects earlier periods as well. The estimate of value, and the prior periods to which it applies, will be refined upon the completion of a detailed analysis and third party evaluation of Borrower's mortgage servicing rights; and,

         WHEREAS, the parties desire to amend that certain Loan Agreement as is set forth herein;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency is hereby acknowledged by each party to the other, the parties agree that the Loan Agreement is amended through the Maturity Date as follows:

         1. Section 6.02(F) of the Loan Agreement is hereby amended by deleting the ratio of "7.0%" that appears in the first sentence of that section and replacing it with the ratio of "6.0%".

         2. Bank hereby waives any Event of Default that directly arises from the Error together with any direct or indirect effect that the Error has or could have under the July 8, 2002 Supervisory Directive and the Supervisory Agreements relating to an Event of Default arising from the Error.

         3. Except as expressly provided herein, the Loan Agreement shall remain in full force and effect in accordance with terms.

         These amendments to the Loan Agreement set forth herein shall be deemed effective as of the date of the Loan Agreement. All defined terms used in this Amendment that are not otherwise defined herein shall have the same definitions as ascribed thereto in the Loan Agreement. The preamble is a part of this Amendment.


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         In all other respects, the parties hereto hereby ratify and affirm the terms and conditions of the Loan Agreement, as amended by this Amendment. This Agreement may be executed via original or facsimile signatures.

         IN WITNESS WHEREOF, the parties have set their hands hereto as of the date first above written.

                                      METROPOLITAN FINANCIAL CORP.



                                      /s/ Marcus O. Faust
                                      -----------------------------------
                                      By :  Marcus O. Faust
                                      Its:  Executive Vice President and Chief
                                      Financial Officer


                                      SKY BANK


                                      /s/ JAYSON M. ZATTA
                                      ------------------------------------------
                                      By:  Jayson M. Zatta
                                           -------------------------------------
                                      Its:  Executive Vice President
                                            ------------------------------------




                                      /s/ Robert M. Kaye
                                      ------------------------------------------
                                      Robert M. Kaye, an individual